UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 12, 2025, First Citizens BancShares, Inc. (the “Company”) issued and sold $500,000,000 aggregate principal amount of its 5.231% Fixed-to-Floating Rate Senior Notes due 2031 (the “Senior Notes”) and $750,000,000 aggregate principal amount of its 6.254% Fixed-to-Fixed Rate Subordinated Notes due 2040 (the “Subordinated Notes” and, together with the Senior Notes, the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-281553) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on August 14, 2024, as supplemented by a prospectus supplement dated March 6, 2025 (the “Prospectus Supplement”) and filed with the Commission on March 7, 2025. The Notes were sold pursuant to an underwriting agreement dated as of March 6, 2025 (the “Underwriting Agreement”), by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule II thereto.

The Senior Notes were issued pursuant to a Senior Base Indenture, dated as of March 12, 2025 (the “Senior Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (the “Trustee”), as amended and supplemented by a First Supplemental Indenture, dated as of March 12, 2025, between the Company and the Trustee (the “First Supplemental Indenture”). The Subordinated Notes were issued pursuant to a Subordinated Base Indenture, dated as of March 4, 2020 (the “Subordinated Base Indenture”), between the Company and the Trustee, as amended and supplemented by a Second Supplemental Indenture, dated as of March 12, 2025, between the Company and the Trustee (the “Second Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Senior Base Indenture, the Subordinated Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Senior Notes and the Subordinated Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, and Exhibit 4.6, respectively. This Current Report on Form 8-K (this “Report”) is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits accompany this Report.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 6, 2025, by and among the Company, and Citigroup Global Markets Inc. and J.P. Morgan Securities, LLC, as representatives of the several underwriters listed in Schedule II thereto

4.1	Senior Base Indenture dated as of March 12, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee

4.2	Subordinated Base Indenture dated as of March 4, 2020, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed March 4, 2020)

4.3	First Supplemental Indenture to the Senior Base Indenture, dated March 12, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee

4.4	Second Supplemental Indenture to the Subordinated Base Indenture, dated March 12, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee

4.5	Form of 5.231% Fixed-to-Floating Rate Senior Notes due 2031 (included in Exhibit 4.3 hereto)

4.6	Form of 6.254% Fixed-to-Fixed Rate Subordinated Notes due 2040 (included in Exhibit 4.4 hereto)

5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP

23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date: March 12, 2025	By:	/s/ Craig L. Nix
	Name:	Craig L. Nix
	Title:	Chief Financial Officer